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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (Date of earliest event reported): JULY 31, 1999

                        COMMISSION FILE NUMBER: 000-24539

                              ECLIPSYS CORPORATION
             (Exact name of registrant as specified in its charter)

DELAWARE                                           65-0632092
(State of Incorporation)                           (IRS Employer Identification
                                                   Number)

                            777 East Atlantic Avenue
                                    Suite 200
                              Delray Beach, Florida
                                      33483
                    (Address of principal executive offices)

                                 (561)-243-1440
                        (Telephone number of registrant)


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Item 5.        OTHER EVENTS

Post-Merger Financial Results

On June 17, 1999, Eclipsys Corporation (the "Company" or "Registrant") consummated a tax-free merger with MSI Solutions, Inc. ("MSI"), a leading web application integration company. An aggregate of 2,375,000 shares of the Company's common stock was issued to the shareholders of MSI. The transaction was accounted for as a pooling-of-interests. One of the required criteria for pooling-of-interests accounting is that the parties to the business combination must share mutually in the combined risks and rights of the transaction. In order to satisfy this risk sharing criteria of pooling-of-interests accounting, Securities and Exchange Commission Accounting Release Series 135 provides that the risk sharing will have occurred if no affiliate of either party to the merger transaction sells or otherwise disposes of any common stock received in the transaction until such time as financial results covering at least 30 days of post-merger combined operations have been published. To satisfy this risk sharing requirement, and thereby allow affiliates of either party to sell or otherwise dispose of the Company's common stock acquired in the Merger, the consolidated summary statement of operations data of the Registrant are presented for the one-month period ended July 31, 1999:

(In thousands, except per            For the Month Ended
share data)                          July 31, 1999
-------------------------------      --------------------------

Revenues                                      $22,184

Net loss                                       $(460)

Basic and diluted loss
per share                                     $(0.01)

The statement of operations data for the month ended July 31, 1999 is derived from the Registrant's unaudited consolidated financial statements.

The Company is publishing 30 days of post-merger financial results for the combined company solely for the purpose of complying with rules pertaining to pooling-of-interests accounting. This is the first time that the Registrant has published a single month's results, and the Registrant does not intend to continue publishing monthly results. Management cautions that these monthly results are not necessarily indicative of results that could be expected for the quarter ended September 30, 1999 or trends that would be evident in other periodic reporting. The Company's actual results for the quarter could be adversely affected by a variety of factors, including those described under "CERTAIN FACTORS THAT MAY AFFECT FUTURE OPERATING RESULTS/RISK FACTORS", included in our Form 10-K filed with the Securities and Exchange Commission for the year ended December 31, 1998.


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934.
        Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             ECLIPSYS CORPORATION

                                             /s/ Robert . J. Vanaria
                                             -----------------------
                                             Robert J. Vanaria
                                             Chief Financial Officer